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                                                                     EXHIBIT 4.2




                                   EXHIBIT A





                          FORM OF WARRANT CERTIFICATE





                 [FORM OF FACE OF WARRANT CERTIFICATE]


Warrant                                                   Number of Warrant(s):
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No.   ______                                                             ______

          Exercisable During the Period Commencing September ___ 1996
and Terminating at 5:00 p.m. on the first Business Date after September ___,
2006
                            except as provided below


                              WARRANT TO PURCHASE
                UNITS OF LIMITED LIABILITY MEMBERSHIP INTERESTS
                                       OF
                              PSF HOLDINGS, L.L.C.


         This Certifies that __________ or registered assigns, is the owner of the number of WARRANTS set forth above, each of which represents the right (i) in the case of a Holder which is not a MS Member, at any time after September __, 1996 and on or before 5:00 p.m., New York City time, on the first Business Date after September ___, 2006 (the "Termination Date") and (ii) in the case of any Holder which is a MS Member, at any time on or after January 1, 2000, and on or before the Termination Date (except that the MS Members shall have the right to exercise the Warrants prior to January 1, 2000, in accordance with the provisions of Article 3 of the Warrant Agreement), subject to earlier cancellation as provided below, to purchase from PSF Holdings, L.L.C., a Delaware limited liability company (the "Company"), at the price of ___ (the "Exercise Price"), one Unit of the limited liability membership interests in the Company as such membership interests were constituted as of September ___, 1996, subject to adjustment as provided in the Warrant Agreement hereinafter referred to, upon surrender hereof, with the subscription form on the reverse hereof duly executed, by hand or by mail to Fleet National Bank or to any successor thereto, as the warrant agent under the Warrant Agreement, at the office of such successor maintained for such purpose (any such warrant agent being herein called the "Warrant Agent"), and simultaneous payment in full (by certified or official bank or bank cashier's check payable to the order of the Company) of the Exercise Price in respect of each Warrant represented by this Warrant Certificate that is so exercised, all subject to the terms and conditions hereof and of the Warrant Agreement.

         Upon any partial exercise of the Warrants represented by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate representing the Warrants that were not exercised.

         No fractional units may be issued upon the exercise of rights to purchase hereunder, and as to any fraction of a unit otherwise issuable, the Company will make a cash adjustment in lieu of such issuance, as provided in the Warrant Agreement.

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement, dated as of September 17, 1996 (the "Warrant Agreement"),





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between the Company and Fleet National Bank, as Warrant Agent, and is subject to the terms and provisions contained therein, all of which terms and provisions the holder of this Warrant Certificate consents to by acceptance hereof. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent and may be obtained by writing to the Warrant Agent.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         This Warrant Certificate shall not be valid for any purpose until it shall have been manually countersigned by an authorized signatory of the Warrant Agent.

         Witness the facsimile seal of the Company and the signature of its duly authorized officer.

Dated:                                     PSF HOLDINGS, L.L.C.

                                        By:_________________________
                                             Title:

Countersigned:

Fleet National Bank,
  as Warrant Agent


By:_________________________
         Authorized Signatory





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                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

                              PSF HOLDINGS, L.L.C.

         The transfer of this Warrant Certificate and all rights hereunder is registrable by the registered holder hereof, in whole or in part, on the register of the Company upon surrender of this Warrant Certificate at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at Corporate Trust Operations, CT/MO/0224, 777 Main Street, Hartford, CT 06115, attention: Reorg. Dept. duly endorsed or accompanied by a written instrument of transfer duly executed and in form satisfactory to the Company and the Warrant Agent, by the registered holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer or registration thereof. Upon any partial transfer the Company will cause to be delivered to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

         This Warrant Certificate may be exchanged at the office or agency of the Company or the office of the Warrant Agent maintained for such purpose at Corporate Trust Operations, CT/MO/0224, 777 Main Street, Hartford, CT 06115, attention: Reorg. Dept., for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

         Prior to the exercise of the Warrants represented hereby, the holder of this Warrant Certificate, as such, shall not be entitled to any rights of a member of the Company, including, but not limited to, the right to vote, to receive distribution, to exercise any preemptive right or, except as provided in the Warrant Agreement, to receive any notice of meetings of members, and shall not be entitled to receive notice of any proceedings of the Company except as provided in the Warrant Agreement. Nothing contained herein shall be construed as imposing any liabilities upon the holder of this Warrant Certificate to purchase any securities or as a member of the Company, whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

         Upon the exercise of the Warrants represented hereby in accordance with the terms and conditions hereof and of the Warrant Agreement, and without any further action, the Holder shall become a member of the Company, with all of the rights and obligations of a member of the Company pursuant to the LLC
Agreement (as defined in the Warrant Agreement).   By the exercise of this
Warrant, the Holder shall be deemed to have accepted all of the terms and conditions the LLC Agreement and to have agreed to abide by its terms.
         This Warrant Certificate shall be void and all rights represented hereby shall cease unless exercised on or before the close of business on the first Business Day following September 17, 2006.





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                               SUBSCRIPTION FORM
                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)



TO PSF Holdings, L.L.C.
Fleet National Bank, as Warrant Agent
Attention: Reorg. Dept.

         The undersigned (i) irrevocably exercises the Warrants represented by the within Warrant Certificate, (ii) purchases one Unit of limited liability membership interests of PSF Holdings, L.L.C. for each Warrant so exercised and herewith makes payment in full of the purchase price of $45.00 in respect of each Warrant so exercised as provided in the Warrant Agreement (such payment being by certified or official bank or bank cashier's check payable to the order of PSF Holdings, L.L.C., all on the terms and conditions provided in the within Warrant Certificate and the Warrant Agreement,) (in each respect, before giving effect to the adjustments provided in the Warrant Agreement referred to in the within Warrant Certificate), (iii) surrenders this Warrant Certificate and all right, title and interest therein to PSF Holdings, L.L.C., (iv) directs that the securities or other property deliverable upon the exercise of such Warrants be registered or placed in the name and at the address provided below and delivered thereto and (v) acknowledges and agrees that the undersigned is a member of PSF Holdings, L.L.C. in accordance with the LLC Agreement.

         If the box immediately following is checked, the undersigned thereby certifies that it is a "MS Member" (as defined in the Warrant Agreement). / /

DATED: ____________, 19__


                                        _________________________
                                               (OWNER)*

                                        _________________________
                                        (SIGNATURE OF AUTHORIZED
                                        REPRESENTATIVE)

                                        _________________________
                                        (STREET ADDRESS)


                                        _________________________
                                        (CITY) (STATE) (ZIP CODE)





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                                                   _____________________________
SECURITIES OR PROPERTY TO BE
ISSUED AND DELIVERED TO:
                                                          SIGNATURE GUARANTEED**

  PLEASE INSERT SOCIAL
  SECURITY OR OTHER
  IDENTIFYING NUMBER

NAME           _________________________________________________________________

STREET ADDRESS        __________________________________________________________

CITY, STATE AND ZIP CODE     ___________________________________________________









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                                                                       EXHIBIT B
                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, THE UNDERSIGNED REGISTERED HOLDER OF THE WITHIN WARRANT CERTIFICATE HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO THE ASSIGNEE NAMED BELOW ALL OF THE RIGHTS OF THE UNDERSIGNED UNDER THE WITHIN WARRANT CERTIFICATE, WITH RESPECT TO THE NUMBER OF WARRANTS SET FORTH BELOW:

       NAME OF                                             NO.  OF
       ASSIGNEE                  ADDRESS                   WARRANTS
       --------                  -------                   --------



PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER
OF ASSIGNEE

   ___________


AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________ ATTORNEY TO MAKE SUCH TRANSFER ON THE BOOKS OF PSF HOLDINGS, L.L.C. MAINTAINED FOR THE PURPOSE, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: __________, 19__

                                        NAME _________________________*


                                        SIGNATURE OF AUTHORIZED
                                        REPRESENTATIVE ________________


                                        SIGNATURE GUARANTEED ________**


_______________
         * THE SIGNATURE MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
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         ** THE SIGNATURE MUST BE GUARANTEED BY A SECURITIES TRANSFER AGENTS
MEDALLION PROGRAM ("STAMP") PARTICIPANT OR AN INSTITUTION RECEIVING PRIOR APPROVAL FROM THE WARRANT AGENT.





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